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
SUBSTITUTE                     CERTIFICATE OF FOREIGN STATUS
Form W-8
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         NAME OF OWNER (If joint account, also give joint owner's name.) (See SPECIFIC INSTRUCTIONS.)   U.S. TAXPAYER IDENTIFICATION
                                                                                                        NUMBER (if any)
PLEASE
PRINT    ---------------------------------------------------------------------------------------------------------------------------
OR       PERMANENT ADDRESS (See SPECIFIC INSTRUCTIONS.) (Include apt. or suite no.)
TYPE
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      City, province or state, postal code, and country

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      Current mailing address, if different from permanent address (include apt. or suite no., or P.O. box if mail is not delivered to street address.)

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      City, town or post office, state, and ZIP code (if foreign address, enter city, province or state, postal code, and country.)

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  List account information    Account number         Account type            Account number        Account type
  here (Optional, see
  SPECIFIC INSTRUCTIONS.)
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NOTICE OF CHANGE IN STATUS. -- To notify the payer, mortgage interest recipient, broker, or barter exchange that you no longer
qualify for exemption, check here ...................................................................................    [ ]
IF YOU CHECK THIS BOX, REPORTING WILL BEGIN ON THE ACCOUNT(S) LISTED.
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              CERTIFICATION. -- (Check applicable box(es)). Under penalties of perjury, I certify that:
              [ ] For INTEREST PAYMENTS, I am not a U.S. citizen or resident (or I am filing for a foreign corporation, partnership, estate, or trust).
  PLEASE      [ ] For DIVIDENDS, I am not a U.S. citizen or resident (or I am filing for a foreign corporation, partnership, estate,
  SIGN            or trust).
  HERE
              [ ] For BROKER TRANSACTIONS or BARTER EXCHANGES, I am an exempt foreign person as defined in the instructions below.

              ----------------------------------------------------------------------------------------------------------------------
                Signature                                                          Date
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GENERAL INSTRUCTIONS                       See PUB. 519, U.S. Tax Guide for Aliens,   This certificate generally remains in effect
(Section references are to the Internal  for more information on resident and         for three calendar years. However, the payer
Revenue Code unless otherwise noted.)    nonresident alien status.                    may require you to file a new certificate each
                                                                                      time a payment is made to you.

                                         NOTE: If you are a nonresident alien
PURPOSE                                  individual married to a U.S. citizen or      WHERE TO FILE. -- File this form with the
                                         resident and have made an election under     payer of the qualifying income who is the
Use Form W-8 or a substitute form        section 6013(g) or (h), you are treated as   withholding agent (see WITHHOLDING AGENT
containing a substantially similar       a U.S. resident and may not use Form W-8.    on page 2). Keep a copy for your own
statement to tell the payer, mortgage                                                 records.
interest recipient, middleman, broker,   EXEMPT FOREIGN PERSON
or barter exchange that you are a                                                               BACKUP WITHHOLDING
nonresident alien individual, foreign    For purposes of this form, you are an
entity, or exempt foreign person not     "exempt foreign person" for a calendar year  A U.S. taxpayer identification number or
subject to certain U.S. information      in which:                                    Form W-8 or substitute form must be given to
return reporting or backup withholding                                                the payers of certain income. If a taxpayer
rules.                                     1. You are a nonresident alien individual  identification number or Form W-8 or
                                         or a foreign corporation, partnership,       substitute form is not provided or the wrong
CAUTION: Form W-8 does not exempt the    estate, or trust,                            taxpayer identification number is provided,
payee from the 30% (or lower treaty)                                                  these payers may have to withhold 20% of
nonresident withholding rates.             2. You are an individual who has not       each payment or transaction. This is called
                                         been, and plans not to be, present in the    backup withholding.
                                         United States for a total of 183 days or
NONRESIDENT ALIEN INDIVIDUAL             more during the calendar year, and           NOTE: On January 1, 1993, the backup
                                                                                      withholding rate increases from 20% to 31%.
For income tax purposes, "nonresident      3. You are neither engaged, nor plan to
alien individual" means an individual    be engaged during the year, in a U.S. trade    Reportable payments subject to backup
who is neither a U.S. citizen nor        or business that has effectively connected   withholding rules are:
resident. Generally, an alien is         gains from transactions with a broker or
considered to be a U.S. resident if:     barter exchange.                              Interest payments under section 6049(a).
                                                                                       Dividends payments under sections 6042(a)
  The individual was a lawful permanent    If you do not meet the requirements of 2    and 6044.
resident of the United States at any     or 3 above, you may instead certify on FORM
time during the calendar year, that is,  1001, Ownership, Exemption, or Reduced        Other payments (i.e., royalties and
the alien held an immigrant visa (a      Rate Certificate, that your country has a tax payments from brokers and barter
"green card"), or                        treaty with the United States that exempts    exchanges) under sections 6041, 6041A(a),
  The individual was physically present  your transactions from U.S. tax.              6045, 6050A, and 6050N.
in the United States on:
                                         FILING INSTRUCTIONS                            If backup withholding occurs, an exempt
 (1) at least 31 days during the                                                      foreign person who is a nonresident alien
calendar year and                        WHEN TO FILE. -- File Form W-8 or            individual may get a refund by filing FORM
 (2) 183 days or more during the current substitute form before a payment is made.    1040NR, U.S. Nonresident Alien Income Tax
year and the 2 preceding calendar years  Otherwise, the payer may have to withhold    Return, with the Internal Revenue
(counting all the days of physical       and send part of the payment to the Internal                         (Continued on back.)
presence in the current year, one-third  Revenue Service (see BACKUP WITHHOLDING
the number of days of presence in the    below).
first preceding year, and only one-sixth
of the number of days in the second
preceding year).

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Form W-8 (Rev. 11 -92)                                                   Page 2
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Service Center, Philadelphia, PA 19255, even if filing the return is not otherwise required.

U.S. TAXPAYER IDENTIFICATION NUMBER

The Internal Revenue law requires that certain income be reported to the Internal Revenue Service using a U.S. taxpayer identification number (TIN). This number can be a social security number assigned to individuals by the Social Security Administration or an employer identification number assigned to businesses and other entities by the Internal Revenue Service.

     Payments to account holders who are foreign persons (nonresident alien individuals, foreign corporations, partnerships, estates, or trusts) generally are not subject to U.S. reporting requirements. Also, foreign persons are not generally required to have a TIN, nor are they subject to any backup withholding because they do not furnish a TIN to a payer or broker.

     However, foreign persons with income effectively connected with a trade or business in the United States (income subject to regular (graduated) income tax), must have a TIN. To apply for a TIN, use FORM SS-4, Application for Employer Identification Number, available from local Internal Revenue Service offices, or FORM SS-5, Application for a Social Security Card, available from local Social Security Administration offices.

SPECIAL RULES

MORTGAGE INTEREST.--For purposes of the reporting rules, mortgage interest is interest paid on a mortgage to a person engaged in a trade or business originating mortgages in the course of that trade or business. A mortgage interest recipient is one who receives interest on a mortgage that was acquired in the course of a trade or business.

     Mortgage interest is not subject to backup withholding rules, but is subject to reporting requirements under section 6050H. Generally, however, the reporting requirements do not apply if the payer of record is a nonresident alien individual who pays interest on a mortgage not secured by real property in the United States. Use Form W-8 or substitute form to notify the mortgage interest recipient that the payer is a nonresident alien individual.

PORTFOLIO INTEREST.--Generally, portfolio interest paid to a nonresident alien individual or foreign partnership, estate, or trust is not subject to backup withholding rules. However, if interest is paid on portfolio investments to a beneficial owner that is neither a financial institution nor a member of a clearing organization, Form W-8 or substitute form is required.

     REGISTERED OBLIGATIONS NOT TARGETED TO FOREIGN MARKETS qualify as portfolio interest not subject to 30% withholding, but require the filing of Form W-8 or substitute form. See INSTRUCTIONS TO WITHHOLDING AGENTS on this page for reporting rules.


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     See PUB. 515, Withholding of Tax on Nonresident Aliens and Foreign
Corporations, for REGISTERED OBLIGATIONS TARGETED TO FOREIGN MARKETS and when Form W-8 or substitute form is not required on these payments.

     BEARER OBLIGATIONS.--The interest from bearer obligations targeted to foreign markets is treated as portfolio interest and is not subject to 30% withholding. Form W-8 or substitute form is not required.


DIVIDENDS.--Any distribution or payment of dividends by a U.S. corporation sent to a foreign address is subject to the 30% (or lower treaty) withholding rate, but is not subject to backup withholding. Also, there is no backup withholding on dividend payments made to a foreign person by a foreign corporation. However, the 30% withholding (or lower treaty) rate applies to dividend payments made to a foreign person by a foreign corporation if:

25% or more of the foreign corporation's gross income for the three preceding taxable years was effectively connected with a U.S. trade or business, and

The corporation was not subject to the branch profits tax because of an income tax treaty (see section 884(e)).

     If a foreign corporation makes payments to another foreign corporation, the recipient must be a qualified resident of its country of residence to benefit from that country's tax treaty.

BROKER OR BARTER EXCHANGES.--Income from transactions with a broker or barter exchanges is subject to reporting rules and backup withholding unless Form W-8 or substitute form is filed to notify the broker or barter exchange that you are an exempt foreign person as defined on page 1.

SPECIFIC INSTRUCTIONS

NAME OF OWNER.--If Form W-8 is being filed for portfolio interest, enter the name of the beneficial owner.

U.S. TAXPAYER IDENTIFICATION NUMBER.--If you have a U.S. taxpayer identification number, enter your number in this space (see the discussion earlier).

PERMANENT ADDRESS.--Enter your complete address in the country where you reside permanently for income tax purposes.

IF YOU ARE:                      SHOW THE ADDRESS OF:

An individual                    Your permanent residence

A partnership or corporation     Principal office

An estate or trust               Permanent residence or principal office
                                 of any fiduciary


     Also show your current mailing address if it differs from your permanent address.

ACCOUNT INFORMATION (OPTIONAL).--If you have more than one account (savings, certificate of deposit, pension, IRA, etc.) with the same payer, list all account numbers and types on one Form W-8 or substitute form



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unless your payer requires you to file a separate certificate for each account.

     If you have MORE THAN ONE PAYER, file a separate Form W-8 with each payer. SIGNATURE.--If only one foreign person owns the account(s) listed on this form, that foreign person should sign the Form W-8.

     If each owner of a joint account is a foreign person, each should sign a separate Form W-8.

NOTICE OF CHANGE IN STATUS--If you become a U.S. citizen or resident after you have filed Form W-8 or substitute form, or you cease to be an exempt foreign person, you must notify the payer in writing within 30 days of your change in status.

     To notify the payer, you may check the box in the space provided on this form or use the method prescribed by the payer.

     Reporting will then begin on the account(s) listed and backup withholding may also begin unless you certify to the payer that:

     (1) The U.S. taxpayer identification number you have given is correct, AND

     (2) The Internal Revenue Service has not notified you that you are subject to backup withholding because you failed to report certain income.

     You may use FORM W-9, Request for Taxpayer Identification Number and Certification, to make these certifications.

     If an account is no longer active, you do not have to notify a payer of your change in status unless you also have another account with the same payer that is still active.

FALSE CERTIFICATE.--If you file a false certificate when you are not entitled to the exemption from withholding or reporting, you may be subject to fines and/or imprisonment under U.S. perjury laws.

INSTRUCTIONS TO WITHHOLDING AGENTS

WITHHOLDING AGENT--Generally, the person responsible for payment of the items discussed above to a nonresident alien individual or foreign entity is the withholding agent (see Pub. 515).


RETENTION OF STATEMENT.--Keep Form W-8 or substitute form in your records for at least four years following the end of the last calendar year during which the payment is paid or collected.

PORTFOLIO INTEREST.--Although registered obligations not targeted to foreign markets are not subject to 30% withholding, you must file FORM 1042S, Foreign Person's U.S. Source Income Subject to Withholding, to report the interest payment. Both Form 1042S and a copy of Form W-8 or substitute form must be attached to FORM 1042, Annual Withholding Tax Return for U.S. Source Income of Foreign Persons.



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